                                 SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
     [_]  Preliminary Proxy Statement     [_]  Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [_]  Definitive Additional Materials
     [_]  Soliciting Material Pursuant to Rule 14a-12

                           Astea International Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required.
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

       (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

       (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

       (5)     Total fee paid:

--------------------------------------------------------------------------------

     [_]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

--------------------------------------------------------------------------------

       (2)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

       (3)     Filing Party:

--------------------------------------------------------------------------------

       (4)     Date Filed:

--------------------------------------------------------------------------------

                            Astea International Inc.
                           455 Business Center Drive
                          Horsham, Pennsylvania 19044

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 10, 2001

                               ----------------

To the Stockholders of Astea International Inc.:

   The Annual Meeting of Stockholders of Astea International Inc., a Delaware corporation (the "Company"), will be held on Friday, August 10, 2001 at 10:00 a.m., local time, at the Company's headquarters at 455 Business Center Drive, Horsham, Pennsylvania 19044, for the following purposes:

     1. To elect four (4) Directors to serve until the next Annual Meeting of Stockholders.

     2. To approve the 2001 Stock Option Plan.

     3. To ratify the selection of BDO Seidman LLP as independent auditors for the fiscal year ending December 31, 2001.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

   Only stockholders of record at the close of business on June 30, 2001, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

   All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          By Order of the Board of Directors

                                                /s/ Zack B. Bergreen
                                          _____________________________________
                                                     Zack B. Bergreen
                                              President and Chief Executive
                                                         Officer

Horsham, Pennsylvania
July 5, 2001


 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                            Astea International Inc.
                           455 Business Center Drive
                          Horsham, Pennsylvania 19044

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                  July 5, 2001

   Proxies in the form enclosed with this proxy statement, which were first mailed to shareholders on or about July 5, 2001, are being solicited by the Board of Directors of Astea International Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on August 10, 2001, at 10:00 a.m., local time, at the Company's headquarters at 455 Business Center Drive, Horsham, Pennsylvania 19044, or at any adjournments thereof (the "Annual Meeting").

   Only stockholders of record at the close of business on June 30, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of that date, 14,824,887 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised, by (1) filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

   The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner, and either declines to exercise its discretionary voting authority or is barred from doing so because the proposal is nonroutine.

   In the election of Directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting shall be elected as Directors. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Because abstentions with respect to any matter are included in the number of shares present or represented and entitled to vote for purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as votes against each proposal other than the election of directors. Broker "non-votes" are not counted or deemed present or represented for purposes of determining whether stockholder approval on a matter has been obtained.

   The persons named as proxies and attorneys-in-fact are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. In addition to the election of Directors, the stockholders will consider and vote upon a proposal to approve the 2001 stock option plan, and consider and vote upon a proposal to ratify the selection of auditors, each proposal as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR those proposals if no specification is indicated.

   The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting other than as set forth in this proxy statement. If any other matter should be presented at the Annual Meeting (or any adjournments thereof) upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies, to the extent permitted by applicable law.

   An Annual Report to Stockholders, also referred to as Form 10-K, (as amended, Form 10-K/A), containing financial statements for the fiscal year ended December 31, 2000, is being mailed together with this proxy statement to all stockholders entitled to vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

Nominees

   In accordance with the Company's By-Laws, the Company's Board of Directors is currently fixed at four (4) members. Zack B. Bergreen, Barry M. Goldsmith, Adrian Peters and Isidore Sobkowski are the current Directors. Messrs. Goldsmith, Peters and Sobkowski are independent Directors. The terms of the current Directors will expire at the Annual Meeting. All Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

   The Board of Directors has nominated and recommended Zack B. Bergreen, Barry
M. Goldsmith, Adrian Peters and Isidore Sobkowski to be elected to hold office until the 2002 Annual Meeting of stockholders. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of Director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

   The following table sets forth the nominees to be elected at the Annual Meeting and the year each such nominee was first elected a Director; the positions currently held by the nominee with the Company, if applicable; and the year the nominee's term will expire:

Nominee's Name and Year Nominee                                      Year Term
    First Became a Director         Position(s) with The Company    Will Expire
-------------------------------  ---------------------------------  -----------
Zack B. Bergreen (1979)........  Chairman of the Board, President,     2002
                                 Chief Executive Officer and
                                 Secretary

Barry M. Goldsmith (1999)......  Director                              2002

Adrian Peters (2000)...........  Director                              2002

Isidore Sobkowski (2000).......  Director                              2002

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth the current Directors and Director nominees to be elected at the Annual Meeting and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company.

   Name                  Age                               Position
   ----                  --- --------------------------------------------------------------------
Zack B. Bergreen........  56 Chairman of the Board, President, Chief Executive Officer, Secretary
Barry M. Goldsmith(1)...  57 Director
Adrian Peters(1)........  52 Director
Isidore Sobkowski(1)....  45 Director
Fredric Etskovitz.......  46 Chief Financial Officer and Treasurer
Jacques Cormier.........  53 Vice President of Customer Services
James Kirby.............  36 Vice President of Sales, Americas

--------
(1) Member of Audit Committee.

   Mr. Bergreen founded the Company in November 1979. From November 1979 to January 1998, he served as President, Treasurer and Director of the Company and in April 1995 was elected Chief Executive Officer and Chairman of the Board of Directors. From January 1998 through August 1999 Mr. Bergreen served as Chairman of the Board and Chief Executive Officer. In August 1999, Bruce Rusch was elected President and Chief Executive Officer, but Mr. Bergreen continued to serve as Chairman of the Board. Following the resignation of Mr. Rusch on May 30, 2000, Mr. Bergreen resumed the positions of President and Chief Executive Officer, and on June 27, 2000, was elected as Secretary. Mr. Bergreen holds Bachelor of Science and Master of Science degrees in Electrical Engineering from the University of Maryland.

   Mr. Goldsmith joined the Company's Board of Directors in April 1999. He has been the Managing Director of Updata Capital, Inc., an investment banking firm specializing in mergers and acquisitions for the information technology industry, since 1986. He is also Manager of Fallen Angel Capital, LLC, which is the general partner of Fallen Angel Equity Fund, L.P., which currently beneficially owns more than 5% of the shares of Common Stock of the Company. Mr. Goldsmith additionally serves on the boards of directors of Compuware Corporation, Dendrite International, Inc., Frontstep, Inc. and several private companies. Mr. Goldsmith has a B.A. in Business Administration from Rutgers University.

   Mr. Peters joined the Company's Board of Directors in June 2000. He is the President of Boston Partners, a consulting firm specializing in strategic market planning for the computer software, systems and services industry. From August 1996 to January 1997, he served as the President and Chief Executive Officer of Computron Software. From 1986 through 1995, he held various management positions for Siemens AG, including President and Chief Executive Officer of Siemens Nixdorf USA from 1992 through 1995, President and Chief Executive Officer of Siemens Nixdorf Southern Africa from 1990 through 1992, and President and General Manager of Siemens Data in South Africa from 1988 through 1990. Prior to that he worked at Arthur Anderson and IBM. Mr. Peters received Bachelor of Science as well as Engineering degrees from the University of Stellenbosch in South Africa.

   Mr. Sobkowski joined the Company's Board of Directors in June 2000. He currently serves as the President and Chief Executive Officer of PrimeCloud, Inc., a commerce software solutions developer. From 1994 through 1998, he served as the President and Chief Executive Officer at Professional Help Desk, and upon its acquisition by Computer Associates, served from 1998 through 2000 as a Division Vice President at Computer Associates. From 1984 through 1994, he served as President and Chief Executive Officer of Knowledge Associates, Ltd. Mr. Sobkowski received a Bachelor of Science in Computer Science from City College of New York in 1978 and a Master of Science in Computer Science from City College of New York in 1982.

   Mr. Etskovitz joined the Company in June 2000 when he was elected Chief Financial Officer and Treasurer. He is a certified public accountant and has been a shareholder of a local accounting firm since 1995. From 1986 through 1993, he worked with the Company as the engagement partner with its independent accounting firm. Mr. Etskovitz received his Bachelor of Science degree at the Pennsylvania State University in 1976 and his Masters of Business Administration degree from the Wharton Graduate School at the University of Pennsylvania in 1980.

   Mr. Cormier joined the Company in 1995 as Managing Director of the Asia/Pacific operations based in Sydney, Australia. Mr. Cormier relocated to the United States in June 2000 to assume the responsibilities of Vice President of Customer Services, managing Customer Support, Professional Services and Customizations. From 1992 Mr. Cormier was a Director of Qantel Business Systems Australia Pty Ltd, a systems integrator of complete business solutions, responsible for marketing, product management, professional services and customer support. Before transferring to Australia in 1992, Mr. Cormier had the product management responsibility of the ERP products manufactured by Qantel Corporation, a manufacturer of hardware and software for small/medium businesses located near San Francisco. Mr. Cormier has been an active member of APICS (American Production and Inventory Control Society) for many years, authoring a course and a book on the essentials of managing manufacturing operations.

   Mr. Kirby joined the Company in January 2000 as Vice President of Sales for the Americas based in Horsham, Pennsylvania. Mr. Kirby is responsible for the leadership, direction and management of the Company's direct and indirect sales channels and pre-sales organization in North, Central and South America. Mr. Kirby moved to Astea from Base Ten Systems, Inc., an application software development company, where from April 1999 to January 2000 he was Vice President and General Manager responsible for North American sales, marketing, professional services and customer support. Immediately prior to that, he held various leadership and management positions during a 12-year tenure with Honeywell, Inc., beginning in 1987. Mr. Kirby is a graduate of Villanova University.

   Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers or Directors of the Company.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

   The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors met eight times in person or by telephone during the fiscal year ended December 31, 2000. During their respective terms of service in fiscal 2000, each of the Directors attended at least 75% of the meetings of the Board of Directors and of all committees on which they served. The Board of Directors established an Audit Committee in May 1995. The Audit Committee of the Board of Directors, of which Messrs. Goldsmith, Peters and Sobkowski are currently members, reviews with the Company's independent auditors the scope and timing of their audit services and any other services they are asked to perform, the auditor's report on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The Audit Committee met four times during the fiscal year ended December 31, 2000. The Board of Directors currently performs the functions of a compensation committee and has no nominating committee.

             MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

   The following table sets forth as of June 30, 2001: (i) the name of each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date; (ii) the name of each Director; and (iii) the name of each current executive officer of the Company. The following table also sets forth as of June 30, 2001 the number of shares owned by each of such persons and the percentage of the outstanding shares represented thereby, and also sets forth such information for Directors, nominees and executive officers as a group.

                                                         Amount of   Percent of
         Name and Address Of Beneficial Owner           Ownership(1)  Class(2)
         ------------------------------------           -----------  ----------
Zack B. Bergreen(3)...................................   6,792,000      45.8%
 c/o Astea International Inc.
 455 Business Center Drive
 Horsham, Pennsylvania 19044

Fallen Angel Equity Fund, L.P.(4).....................   2,182,500      14.7%
 125 Half Mile Road, Suite 202
 Red Bank, NJ 07701

Barry M. Goldsmith(5).................................   2,184,040      14.7%

Adrian Peters(6)......................................      12,500         *

Isidore Sobkowski(6)..................................      12,500         *

Fredric Etskovitz(7)..................................      14,250         *

Jacques Cormier(8)....................................      28,250         *

James Kirby(9)........................................      65,000         *

All current directors, nominees and executive officers
 as a group (7 persons) (1)-(9).......................   9,108,540      61.4%

--------
 * Less than 1% of the outstanding shares of Common Stock.
(1) Except as noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock owned, based upon information provided to the Company by Directors, officers and principal stockholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and includes voting and investment power with respect to shares of Common Stock subject to options currently exercisable or exercisable within 60 days after the Record Date ("presently exercisable stock options").
(2) Applicable percentage of ownership as of the Record Date is based upon 14,824,887 shares of Common Stock outstanding as of that date. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting and investment power with respect to shares. Presently exercisable stock options are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.
(3) Includes 2,036,276 shares of Common Stock held by trusts of which Mr. Bergreen and his wife are the only trustees, 271,342 shares held by trusts with independent trustees, and 1,200,000 shares of Common Stock held by a family limited partnership of which Mr. Bergreen is the sole general partner.
(4) As reported on Schedule 13D and Form 4. Mr. Goldsmith is Manager of Fallen Angel Capital, LLC, which is the general partner of Fallen Angel Equity Fund, L.P.
(5) Represents 1,540 shares directly owned by Mr. Goldsmith and 2,182,500 shares held by Fallen Angel Equity Fund, L.P. as reported on Schedule 13D and Form 4. Mr. Goldsmith is Manager of Fallen Angel Capital, LLC, which is the general partner of Fallen Angel Equity Fund, L.P. Mr. Goldsmith disclaims beneficial ownership of the shares of Common Stock held by Fallen Angel Equity Fund, L.P.
(6) Represents options to purchase 12,500 shares that shall become exercisable within the next 60 days.
(7) Represents 8,000 shares of Common Stock and also options to purchase 6,250 shares that shall become exercisable within the next 60 days.
(8) Represents 19,500 shares of Common Stock and also options to purchase 8,750 shares, 2,500 of which are currently exercisable and 6,250 of which shall become exercisable within the next 60 days.

(9) Represents options to purchase 65,000 shares, 40,000 shares of which are currently exercisable and 25,000 shares of which shall become exercisable within the next sixty days.

                       COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

   The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal years ended December 31, 2000, 1999, and 1998, of the following persons (i) each person who served as Chief Executive Officer during the year ended December 31, 2000, (ii) the only other executive officer of the Company in office at December 31, 2000 who earned more than $100,000 in salary and bonus in fiscal 2000 (collectively, the "Named Executive Officers"), and (iii) one former executive officer of the Company who was not employed by the Company on December 31, 2000, but otherwise would have been named an executive officer.

                           SUMMARY COMPENSATION TABLE

                                                      Long-Term
                                                    Compensation
                                                    -------------
                           Annual Compensation       Securities
                         --------------------------  Underlying
   Name and Principal          Salary                  Options       All Other
        Position         Year   ($)       Bonus ($) (# of shares) Compensation ($)
   ------------------    ---- --------    --------- ------------- ----------------
Zack B. Bergreen........ 2000 $233,971         --          --         $242,897(1)
 Chairman of the Board,  1999  300,000         --          --           77,300(2)
 President, Chief        1998  300,000         --          --           70,466(2)
 Executive
 Officer and Secretary

James Kirby............. 2000 $158,125     $94,841     100,000(3)     $  1,994(4)
 Vice President, Sales,
 Americas

Bruce R. Rusch.......... 2000 $152,971         --          --         $280,400(5)
 Former President and    1999  128,390(6)      --      500,000(6)          --
 Chief Executive Officer

John G. Phillips........ 2000 $ 80,686         --          --         $109,538(7)
 Former Vice President   1999  147,000         --          --            2,280(7)
 and Chief Financial     1998  134,375     $10,000      97,500             862(7)
 Officer

Charles D. LaMotta...... 1999 $143,787(8)  $15,000         --         $115,000(8)
 Former President and    1998  179,487      75,000     300,000           1,550(8)
 Chief Operating Officer

R. Scott Sander......... 1999 $100,977(9)  $35,100         --         $ 37,500(9)
 Former Vice President,  1998   90,102      32,204     100,000           1,271(9)
 Sales, North America

--------
(1) Includes premiums for term, split-dollar life insurance paid by the Company on behalf of the Named Executive Officer, payout for consulting services performed January 2000 through May 2000, and vacation payout.
(2) Includes premiums for term, split-dollar life insurance paid by the Company on behalf of the Named Executive Officer, and matching 401(k) contributions from Company of $2,500 in 1999 and $866 in 1998.
(3) Represents an option to purchase 100,000 shares of Common Stock which was awarded based on merit.
(4) Represents matching 401(k) contribution from Company.
(5) Includes total severance payout of $150,000 as well as gain recognized on the exercise of 41,664 non-qualified options during 2000.

(6) Mr. Rusch was granted options to purchase 500,000 shares of Common Stock in July 1999 and was named President and Chief Executive Officer on August 9, 1999. His employment was terminated in May 2000 and 437,500 options, representing the unvested portion of the grant, were canceled.
(7) Mr. Phillips' employment with the Company terminated in June 2000. Includes total severance payout of $75,600 as well as gain recognized on the exercise of 18,750 non-qualified options during 2000. Also includes matching 401(k) contributions from the Company of $2,344 in 2000, $2,280 in 1999 and $862 in 1998.
(8) Mr. LaMotta resigned from the Company in September 1999 and received $112,500 during 1999 as severance. Also includes matching 401(k) contributions from the Company of $2,500 in 1999 and $1,550 in 1998.
(9) Mr. Sander resigned from the Company in September 1999 and received $35,000 during 1999 as severance. Also includes matching 401(k) contributions from the Company of $2,500 in 1999 and $1,271 in 1998.

                       Option Grants in Last Fiscal Year

   The following table sets forth each grant of stock options made during the year ended December 31, 2000 to each of the Named Executive Officers:

                                                                               Potential
                                                                            Realizable Value
                                                                               at Assumed
                                                                            Annual Rates of
                          Number of    Percent of      Individual Grants      Stock Price
                         Securities   Total Options ----------------------- Appreciation for
                         Underlying    Granted to     Exercise              Option Terms(2)
                           Options    Employees In     Price     Expiration ----------------
   Name                  Granted (#)   Fiscal Year  ($/Share)(1)    Date     5%($)   10%($)
   ----                  -----------  ------------- ------------ ---------- ------- --------
Zack B. Bergreen........       --          --            --            --       --       --
Fredric Etskovitz.......    25,000(3)        3%        $0.97     8/14/2010  $15,251 $ 38,648
Jacques Cormier.........    25,000(3)        3%        $0.97     8/14/2010  $15,251 $ 38,648
James Kirby.............   100,000(4)       13%        $0.97     8/14/2010  $61,003 $154,593
Bruce R. Rusch..........       --          --            --            --       --       --
John G. Phillips........       --          --            --            --       --       --
Charles D. LaMotta......       --          --            --            --       --       --
R. Scott Sander.........       --          --            --            --       --       --

--------
(1) The exercise price per share of each option was fixed by the Board of Directors; the fair market value per share of Common Stock at the date of grant was $0.97 per share.
(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the market value of the Company's Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individual.
(3) Options to purchase 25,000 shares will vest in equal installments on each of the first four anniversaries of the grant date.
(4) Options to purchase 100,000 shares were granted based on merit and will vest in equal installments on each of the first four anniversaries of the grant date.

   Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

   The following table sets forth, for each of the Named Executive Officers, information with respect to the exercise of stock options during the year ended December 31, 2000 and the year-end value of unexercised options:

                                                                             Value of Unexercised
                           Shares                 Numbers of Unexercised     In-the-Money Options
                         Acquired on    Value       Options at Year End           at Year End
   Name                  Exercise(#) Realized($) Exercisable/Unexercisable Exercisable/Unexercisable
   ----                  ----------- ----------- ------------------------- -------------------------
Zack B. Bergreen........      --           --                    --                   --
Fredric Etskovitz.......      --           --               0/25,000                  --
Jacques Cormier.........   19,500      $36,514          2,500/30,000                  --
James Kirby.............      --           --         40,000/220,000                  --
Bruce R. Rusch..........      --           --                    --                   --
John G. Phillips........      --           --                    --                   --
Charles D. LaMotta......      --           --                    --                   --
R. Scott Sander.........      --           --                    --                   --

Employment Agreements and Severance Arrangements with Executive Officers

   The Company has not entered into employment agreements with any of its current executive officers. The Company reached severance agreements with former officers Messrs. Phillips and Rusch, in each case with the individual receiving a lump sum payment of six months salary, the continuation of benefits for six months beyond termination, and the retention of the laptop computer that the Company had provided.

Board Report on Executive Compensation

   This report is submitted by the Board of Directors of the Company (the "Board") because the Company did not have a Compensation Committee in 2000. The Board is responsible for developing the compensation programs that relate to the Company's executive officers, senior management and other key employees and for establishing the specific short- and long-term compensation elements thereunder. The Board also oversees the general compensation structure for all of the Company's employees. In addition, the Board currently administers the Company's 1991 Amended Non-Qualified Stock Option Plan, 1994 Amended Stock Option Plan, 1995 Amended Non-Employee Director Stock Option Plan, 1997 Stock Option Plan, 1998 Stock Option Plan and 1995 Employee Stock Purchase Plan.

   The principal objective of the Company's executive compensation program is to enhance the Company's short-term and long-term financial results for the benefit of the Company's stockholders. To achieve this objective, the Company's executive compensation program is designed to provide levels of compensation that assist the Company in attracting, motivating and retaining qualified executive officers and aligning their financial interests with those of the Company's stockholders by providing a competitive compensation package based on corporate and individual performance. In addition, the Company performs periodic reviews of its executive compensation program to confirm the competitiveness of its overall executive compensation package as compared with companies which compete with the Company for prospective employees possessing skills necessary for developing, manufacturing and marketing successful high technology products and associated services.

   Compensation under the Company's executive compensation program consists of three principal elements: (i) cash compensation in the form of base salary,
(ii) annual incentive compensation in the form of cash bonuses, and (iii) long-term incentive awards in the form of stock option grants. In addition, the compensation program is comprised of various benefits, including medical and insurance plans, the Company's 1995 Employee Stock Purchase Plan, and a 401(k) profit sharing plan with matching Company contributions, which are available to all employees of the Company.

   Base Salary. Compensation levels for each of the Company's executive officers, including the Chief Executive Officer, are generally set within the range of salaries that the Board believes are paid to executive officers with comparable qualifications, experience and responsibilities at similar companies. In setting compensation levels, the Board seeks to align total executive compensation levels with corporate performance. Accordingly, base salary levels are set at what the Board believes are at the low-end of base salaries paid to executive officers with comparable qualifications, experience and responsibilities at similar companies, while endeavoring to provide relatively higher incentive award opportunities. In addition, the Board generally takes into account such factors as (i) the Company's past financial performance and future expectations, (ii) business unit performance and future expectations, (iii) individual performance and experience and (iv) past salary levels. The Board does not assign relative weights or rankings to these factors, but instead makes an informed, but ultimately subjective, determination based upon the consideration of all of these factors as well as the progress made with respect to the Company's long-term goals and strategies. Generally, salary decisions for the Company's executive officers other than the Chief Executive Officer are made by the Board near the beginning of each calendar year based on recommendations of the Chief Executive Officer.

   Fiscal 2000 base salaries were determined after considering the base salary level of the executive officers in prior years, and taking into account for each executive officer the amount of base salary as a component of total compensation. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Board in determining total compensation to each executive officer. Base salary levels for each of the Company's executive officers, other than the Chief Executive Officer, were also based strongly upon evaluations and recommendations made by the Chief Executive Officer. The Board of Directors believes that fiscal 2000 base salary levels for each of the Named Executive Officers named in the Summary Compensation Table were slightly below the median salary levels for the comparable position with respect to each such executive officer at comparable companies.

   Incentive Compensation. Each executive officer is eligible to receive a cash bonus at the end of the fiscal year based upon the Company's performance according to predetermined standards and formulas. Additional bonuses may be awarded during the fiscal year to reward an executive officer for superior individual or business-unit performance. In 2000, because the Company was not profitable, no cash bonuses were awarded based on Company performance, however, certain Named Executive Officers received bonuses for individual or business-unit performance. Mr. Kirby received $94,841 in connection with commissions payable pursuant to his sales incentive plan.

   Stock Options. Stock options are the principal vehicle used by the Company for the payment of long-term compensation, to provide a stock-based incentive to improve the Company's financial performance, and to assist in the recruitment, motivation and retention of key professional and managerial personnel. Long-term incentive compensation in the form of stock options enables officers to share in the appreciation of the value of the Company's Common Stock. The Board of Directors believes that such long-term stock option participation more closely aligns the interests of the executive officers with those of the stockholders by encouraging executive officers to enhance the value of the Company. In addition, the Board of Directors believes that equity ownership by executive officers helps to balance the short-term focus of annual incentive compensation with a longer-term view that may support the retention of key executive officers.

   The Company's stock option plans have been administered by the Board since January 1997. The Board periodically grants new options to provide continuing incentives for future performance. When establishing stock option grant levels, the Board considers existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current price of the Company's Common Stock. For additional information regarding the grant of options, see the table under the heading "Option Grants in Last Fiscal Year."

   Other Benefits. The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers an employee stock purchase plan, under which employees may purchase Common Stock at a discount, and a 401(k) profit sharing plan, which permits employees to invest in a variety of funds on a pre-tax basis and includes partially matching Company contributions. The Company also maintains insurance and other benefit plans for its employees.

   Compensation of Chief Executive Officer. For the initial part of 2000, through May 2000, the Company's then President and Chief Executive Officer, Bruce R. Rusch, received salary at an annual rate of $300,000. This salary level was based on an assessment of salaries believed by the Board to be paid to chief executive officers at comparable companies, as well as an assessment of Mr. Rusch's qualifications, performance and expected contributions to the Company's future growth. In June 2000, Mr. Bergreen succeeded Mr. Rusch as President and Chief Executive Officer. For the remainder of fiscal 2000, Mr. Bergreen was paid a salary based upon the amounts he would otherwise have received pursuant to the consulting agreement he signed upon Mr. Rusch's assumption of the President and Chief Executive Officer posts. The Board deemed Mr. Bergreen's compensation appropriate based on an assessment of salaries believed by the Board to be paid to chief executive officers at comparable companies, an assessment of Mr. Bergreen's qualifications, performance and expected contributions to the Company's future growth and the compensation previously paid to Mr. Rusch.

   Tax Deductibility of Executive Compensation. Section 162(m) of the Code limits the tax deduction to $1 million for compensation paid to any of the executive officers, unless certain requirements are met. The Board has considered these requirements and the related regulations. It is the present intention of the Board that, so long as it is consistent with its overall compensation objectives, substantially all executive compensation shall be deductible for federal income tax purposes.

   Respectfully submitted by the following Members of the Board of Directors.

       Zack B. Bergreen
       Barry M. Goldsmith
       Adrian Peters
       Isidore Sobkowski

Board Interlocks and Insider Participation

   No executive officer of the Company served as a member of the Board of Directors, compensation committee, or other committee performing equivalent functions, of another entity one of whose executive officers served as a Director of the Company. Other than Mr. Bergreen and Mr. Rusch, no person who served as a member of the Board was, during the fiscal year ended December 31, 2000, simultaneously an officer, employee or consultant of the Company or any of its subsidiaries. Messrs. Bergreen and Rusch did not participate in any Company determination of their own personal compensation matters.

Compensation of Directors

   Directors who are not employees of the Company receive a fee of $1,000 for attendance at each regular and special meeting of the Board of Directors, and are also reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings. Non-Employee Directors may elect to receive, in lieu of the foregoing cash compensation, unrestricted shares of Common Stock of the Company. Shares of Common Stock in lieu of cash compensation are acquired at the fair market value of the Common Stock on the last day of the calendar quarter during which the cash compensation was earned and foregone. Non-employee Directors are also eligible to receive annual stock option grants under the Company's 1995 Non-Employee Director Stock Option Plan. Directors who are employees are not compensated for their service on the Board of Directors or any committee thereof.

                         REPORT OF THE AUDIT COMMITTEE

   The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the committee's activities regarding oversight of the Company's financial reporting and auditing process.

   The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and it operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit A. The composition of the Audit Committee, the attributes of its members and the responsibilities of the committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The committee reviews and assesses the adequacy of its charter on an annual basis.

   As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent auditing firm, previously Arthur Andersen LLP, and since June 11, 2001 BDO Seidman LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

   The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the committee certify that the independent auditor is "independent" under applicable rules. The committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the committee's members in business, financial and accounting matters.

   Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the company's internal compliance programs.

   For Fiscal 2000, the committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." The Company's independent auditor also provided the committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the committee discussed with the independent auditor that firm's independence.

   Following the committee's discussions with management and the independent auditor, the committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2000.

   Audit Fees:

     Audit fees billed to the Company by Arthur Andersen LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $110,000.

   Financial Information Systems Design and Implementation Fees:

     The Company did not engage Arthur Andersen LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

   All Other Fees:

     Fees billed to the Company by Arthur Andersen LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $125,975.

     The Audit Committee has considered the non-audit services rendered to the Company by Arthur Andersen LLP and believes the rendering of those services is not incompatible with Arthur Andersen LLP maintaining its independence.

   Audit Committee:

    Barry Goldsmith                         Adrian Peters
    Isidore Sobkowski

                            STOCK PERFORMANCE GRAPH

   The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from the Company's initial public offering on July 27, 1995 through December 31, 2000, with the cumulative total return on (i) an SIC Index that includes all organizations in the Company's Standard Industrial Classification (SIC) Code 7372-Prepackaged Software and (ii) the Nasdaq Market Index. The comparison assumes that $100 was invested on July 27, 1995 in the Company's Common Stock at the initial public offering price and in each of the foregoing indices, and assumes reinvestment of dividends, if any.


                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG ASTEA INTERNATIONAL INC.,
                    NASDAQ MARKET INDEX AND SIC CODE INDEX

                                    [GRAPH]

                             1995     1996     1997     1998     1999     2000

ASTEA INTERNATIONAL INC.    100.00    24.86     8.33     7.38    23.50    6.03
SIC CODE INDEX              100.00   132.92   169.18   284.28   531.44  290.40
NASDAQ MARKET INDEX         100.00   124.27   152.00   214.39   378.12  237.66

                    ASSUMES $100 INVESTED ON DEC. 31, 1995
                          ASUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING DEC. 31, 2000

                           RELATED PARTY TRANSACTIONS

   On January 1, 2000, Mr. Bergreen entered into a consulting agreement with the Company at an annual amount of $354,000, along with split dollar life insurance benefits and indemnification for tax liabilities relating to the time periods prior to August 1995 when the Company was taxed as an S corporation. The consulting agreement was appended as an exhibit to the Form 10 K/A filed April 28, 2000. Mr. Bergreen has since resumed the positions of President and Chief Executive Officer, as of June 2000, and the consulting agreement was terminated, with all sums due under the agreement paid out instead as salary for Fiscal 2000.

                                   PROPOSAL 2

          APPROVAL OF ASTEA INTERNATIONAL INC. 2001 STOCK OPTION PLAN

   The Board of Directors has approved the Astea International Inc. 2001 Stock Option Plan and is submitting the 2001 Plan for stockholder approval at the Annual Meeting. Because only approximately 260,692 shares of Common Stock are available for issuance to employees under existing stock option plans, the Board of Directors believes that the 2001 Plan is necessary in order to fulfill the Company's needs of attracting new managerial and technical talent and retaining existing talent.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2001 STOCK
                                  OPTION PLAN.

Existing Stock Plans

   Excluding the 2001 Plan, the Company currently has five stock ownership plans: the 1991 Amended Non-Qualified Stock Option Plan (the "1991 Plan"), the 1994 Amended Stock Option Plan (the "1994 Plan"), the 1995 Employee Stock Purchase Plan (the "1995 Purchase Plan"), the 1995 Non-Employee Director Stock Option Plan (the "Director Plan"), the 1997 Stock Option Plan (the "1997 Plan"), and the 1998 Stock Option Plan (the "1998 Plan"). The 1991 Plan, the 1994 Plan, the 1997 Plan and the 1998 Plan (collectively the "Plans") provide for the grant of incentive stock options to officers and other employees and the grant of non-qualified stock options, stock awards and authorization to make purchases of Common Stock to employees, consultants, directors and officers of the Company. As of June 30, 2001, options to purchase a total of approximately 1,116,368 shares of Common Stock were outstanding under the Plans, of which approximately 131,725 shares were then exercisable.

   1995 Employee Stock Purchase Plan. The 1995 Purchase Plan was adopted by the Board of Directors of the Company and approved by the sole stockholder of the Company on May 23, 1995. The 1995 Purchase Plan provides for the issuance of a maximum of 250,000 shares of Common Stock pursuant to the exercise of nontransferable options granted to participating employees. As of June 30, 2001, approximately 140 employees were eligible to participate in the 1995 Purchase Plan. Unless terminated sooner, the 1995 Purchase Plan shall terminate on June 30, 2005.

   1995 Non-Employee Director Stock Option Plan. The Director Plan was adopted by the Board of Directors of the Company and approved by the sole stockholder of the Company on May 23, 1995. The Director Plan provides for the grant of options to purchase a maximum of 200,000 shares of Common Stock of the Company to non-employee Directors of the Company. Under the Director Plan, each non-employee Director who is either (i) a Director of the Company on July 26, 1995 or (ii) first elected as a Director after July 26, 1995 is automatically granted on July 26, 1995, or the date such person first becomes a Director, as the case may be, an option to purchase 30,000 shares of Common Stock on such date (provided that no Director shall receive, under the Director Plan, more than one option for 30,000 shares). The exercise price per share for all options granted under the Director Plan will be equal to one hundred percent (100%) of the fair market value per share of the Common Stock as of the date of the grant. As of the Record Date, options to purchase an aggregate of 113,000 shares of Common Stock have been granted and remain outstanding under the Director Plan at an average exercise price of $4.34 per share.

The Astea International Inc. 2001 Stock Option Plan

   Plan Description. The 2001 Plan was adopted by the Board of Directors of the Company on May 11, 2001 and is being submitted to the Company's stockholders for approval at the Annual Meeting. A full copy of the 2001 Plan is attached as Exhibit B.

   The 2001 Plan provides for the grant of incentive stock options to officers and other employees and the grant of non-qualified stock options, stock awards and authorization to make purchases of Common Stock to employees, consultants, Directors and officers of the Company. The 2001 Plan is intended to provide incentives to the officers and other employees of the Company by providing them with opportunities to purchase stock in the Company pursuant to options granted thereunder which qualify as "incentive stock options" ("ISO" or "ISOs") under
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); to Directors, officers, employees and consultants of the Company by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); to Directors, officers, employees and consultants of the Company by providing them with awards of stock in the Company; and to Directors, officers, employees and consultants of the Company by providing them with opportunities to make direct purchases of stock in the Company. Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options."

   The 2001 Plan is administered by the Board of Directors or, if one exists at the time, the Compensation Committee of the Board of Directors (the "Committee"). Subject to the provisions of the 2001 Plan, the Board or the Committee has the authority to determine the terms of such options, including
(i) the number of shares subject to each Option, (ii) the exercise price of the Options, (iii) the duration of the Options, (iv) the times when the Options become exercisable and (v) the time, manner and form of payment upon the exercise of an Option.

   The 2001 Plan currently authorizes the issuance of a maximum of 1,400,000 shares of Common Stock of the Company. Any shares subject to an Option which expires or terminates may again be available for grant under the 2001 Plan. As of the Record Date, approximately 140 employees were eligible for awards under the 2001 Plan.

   Options may be granted under the 2001 Plan at any time prior to May 11, 2010. The exercise price per share of ISOs granted under the 2001 Plan cannot be less than the fair market value of the Common Stock on the date of grant (or, in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value per share of the Common Stock on the date of the grant). No eligible employee may be granted ISOs that become exercisable for the first time by such employee during any calendar year which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any Options granted to an employee in excess of that amount will be granted as Non-Qualified Options. The exercise price per share of all Non-Qualified Options cannot be less than the minimum legal consideration required under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

   The 2001 Plan provides that each Option shall expire on the date specified in the option agreement, but not more than (i) ten years and one day from its date of grant with respect to Non-Qualified Options, (ii) ten years from its date of grant with respect to ISOs generally, and (iii) five years in the case of ISOs granted to an employee holding more than 10% of the voting stock of the Company.

   Options granted under the 2001 Plan shall not be exercisable until they become vested. Options typically vest over a four-year period. An Option is exercisable in whole or in part by giving written notice to the Company, stating the number of shares with respect to which the Option is being exercised, and making payment in full for such shares. An Option is not transferable by the optionholder except (a) to members of the optionholder's immediate family, (b) by will or by the laws of descent and distribution or (c) in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Generally, ISOs may not be exercised more than 90 days following termination of employment. However, in the event that termination is due to death or permanent disability, the ISO is exercisable for a maximum of 180 days after such termination.

   As of the Record Date, no options to purchase shares of Common Stock were outstanding under the 2001 Plan.

   On the Record Date, the fair market value of the Company's Common Stock was $1.07, the last reported sale price of the Company's Common Stock quoted on the Nasdaq National Market on such date.

Federal Income Tax Consequences

   The following discussion of United States federal income tax consequences of the issuance and exercise of options granted under the 2001 Plan, and awards and purchases granted under such plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the federal income tax consequences of the 2001 Plan or of the requirements that must be met in order to qualify for the described tax treatment.

   A. Incentive Stock Options. The following general rules are applicable under current United States federal income tax law to ISOs granted under the 2001
Plan:

     1. In general, no taxable income results to the optionholder upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no federal income tax deduction is allowed to the Company upon either the grant or exercise of an ISO.

     2. If shares acquired upon exercise of an ISO are not disposed of within
  (i) two years following the date the ISO was granted or (ii) one year following the date the shares are issued to the optionholder pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionholder.

     3. If shares acquired upon exercise of an ISO are disposed of on or before the expiration of one or both of the requisite Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionholder and will be taxed as ordinary income in the year of such disposition.

     4. In any year that an optionholder recognizes compensation income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Company generally should be entitled to a corresponding deduction for federal income tax purposes.

     5. Any excess of the amount realized by the optionholder as the result of a Disqualifying Disposition over the sum of (i) the exercise price and
  (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

     6. Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the optionholder's holding period for the shares exceeds one year.

     7. An optionholder may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the optionholder's ISO agreement so provides. If an optionholder exercises an ISO in such fashion, special rules will apply.

     8. In addition to the tax consequences described above, the exercise of ISOs may result in a further "minimum tax" under the Code. The Code provides that an "alternative minimum tax" (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionholder's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

     9. Special rules apply if the Common Stock acquired through the exercise of an ISO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to Directors, officers or 10% stockholders.

   B. Non-Qualified Stock Options. The following general rules are applicable under current federal income tax law to options that do not qualify as incentive stock options under the 2001 Plan (individually, a "NQSO," and collectively, "NQSOs"):

     1. The optionholder generally does not recognize any taxable income upon the grant of a NQSO, and the Company is not allowed a federal income tax deduction by reason of such grant.

     2. The optionholder generally will recognize ordinary compensation income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company may be required to withhold income tax on this amount.

     3. When the optionholder sells the shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionholder as compensation income). If the optionholder's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

     4. The Company generally should be entitled to a federal income tax deduction when compensation income is recognized by the optionholder.

     5. An optionholder may be entitled to exercise a NQSO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionholder exercises a NQSO in such fashion, special rules will apply.

     6. Special rules apply if the Common Stock acquired through the exercise of a NQSO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to Directors, officers or 10% stockholders.

   C. Stock Awards and Purchases. The following general rules are applicable under current federal income tax law to Awards and Purchases under the 2001
Plan:

   Under current federal income tax law, persons receiving Common Stock under the 2001 Plan pursuant to an award of Common Stock or a grant of an opportunity to purchase Common Stock generally recognize ordinary compensation income equal to the fair market value of the shares received, reduced by any purchase price paid. The Company generally should be entitled to a corresponding federal income tax deduction. When such stock is sold, the seller generally will recognize capital gain or loss. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to Directors, officers or 10% stockholders.

                               Option Information

   As of June 30, 2001 the Company had approximately 72 employees with outstanding option grants under the 1991 Plan, the 1994 Plan, the 1997 Plan, or the 1998 Plan. The following table sets forth, as of June 30, 2000, options outstanding under the 1991 Plan, the 1994 Plan, the 1997 Plan, the 1998 Plan, and the Director Plan (the "Plans") to (i) each of the Named Executive Officers, (ii) each nominee for election as a Director, (iii) all current executive officers of the Company as a group, (iv) all current Directors of the Company who are not executive officers as a group and (v) all employees, including all current officers who are not executive officers, as a group. This table does not reflect options previously granted and exercised and, accordingly, does not accurately reflect all options granted under the Plans since their inception.

                                                                                       Outstanding
                                                                                      Options Under
          Name                                      Title                               The Plans
          ----                                      -----                             -------------
Zack B. Bergreen........ Chairman of the Board, President and Chief Executive Officer          0
Barry M. Goldsmith...... Director                                                              0
Adrian Peters........... Director                                                         50,000
Isidore Sobkowski....... Director                                                         50,000
Fredric Etskovitz....... Chief Financial Officer and Treasurer                            50,000
Bruce R. Rusch.......... Former President and Chief Executive Officer                          0
Jacques Cormier......... Vice President of Customer Services                              54,000
James Kirby............. Vice President of Sales, Americas                               260,000

All executive officers as a group (4 persons)........................................    364,000
All Directors who are not executive officers, as a group (3 persons).................    100,000
All employees who are not executive officers, as a group.............................    579,493

                                   PROPOSAL 3

                     RATIFICATION AND SELECTION OF AUDITORS

   The Board of Directors has selected the firm of BDO Seidman LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2001. Arthur Andersen LLP had served as the Company's accountants from March 1995 until June 11, 2001. It is expected that a member of BDO Seidman LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

   1. On June 11, 2001, the Company engaged the accounting firm of BDO Seidman, LLP as independent public accountants for the Registrant for the fiscal year ending December 31, 2001. Arthur Andersen LLP ("AA") was dismissed on June 11, 2001 as the Registrant's auditor, however they will continue, for a limited time, to work on certain tax matters which are currently in process. The change was recommended by management and approved by Astea's Audit Committee and its Board of Directors.

   2. In connection with its audits for the two most recent fiscal years and through June 11, 2001 there were no disagreements with AA on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of AA, would have caused them to make reference thereto in their report on the financial statements for such years, nor were there any reportable events.

   3. The reports of AA on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

   4. The Company has not consulted with BDO Seidman, LLP during the last two fiscal years or subsequent interim periods on either (i) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion BDO Seidman, LLP might issue on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as described in Paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Paragraph 304(a)(1)(v) of Regulation S-K).

   5. The Company requested that AA furnish a letter addressed to the Commission stating whether or not AA agrees with the above statements. A copy of such letter to the Commission, dated June 18, 2001, was filed as an Exhibit to the Form 8-K/A filed June 21, 2001.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THIS SELECTION.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires the Company's Directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2000 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2000.

                             STOCKHOLDER PROPOSALS

   Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received by the Company's Secretary not later than March 11, 2002. Any such proposal must comply with the rules and regulations of the Commission. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt requested to Astea International Inc., 455 Business Center Drive, Horsham, Pennsylvania 19044, Attention: Secretary. In addition, the execution of a proxy solicited by the Company in connection with the 2002 Annual Meeting of Stockholders shall confer on the designated proxyholder discretionary voting authority to vote on any shareholder proposal which is not included in the Company's proxy materials for such meeting and for which the Company has not received notice before May 25, 2002.

                           EXPENSES AND SOLICITATION

   The cost of solicitation of proxies will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone or telegraph and, in addition, directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. The Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs.

   THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K/A INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE

FISCAL YEAR ENDED DECEMBER 31, 2000. REQUESTS SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, ASTEA INTERNATIONAL, 455 BUSINESS CENTER DRIVE, HORSHAM, PENNSYLVANIA 19044

                                          By Order of the Board of Directors

                                                  /s/ Zack B. Bergreen
                                          _____________________________________
                                                    Zack B. Bergreen
                                              President and Chief Executive
                                                         Officer

Horsham, Pennsylvania
July 5, 2001

Exhibit A
---------

                                CHARTER OF THE
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                      OF
                           ASTEA INTERNATIONAL INC.

                                   JUNE 2000


                                   ARTICLE 1
                                    PURPOSE
                                    -------

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Astea International Inc. (the "Company") in undertaking and fulfilling its oversight responsibilities in connection with:
(a) reviewing the financial reports and other financial information prepared by the Company for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports; (b) reviewing the Company's systems of internal controls established by management for finance, accounting, legal compliance and ethics that management and the Board have established; (c) reviewing the Company's, accounting and financial reporting processes generally; (d) monitoring compliance with legal regulatory requirements; (e) monitoring the independence and performance of the Company's independent public accountants; and (f) providing effective communication between the Board and the Company's independent public accountants.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full power to retain special legal, accounting or other consultants to advise the Committee.

                                  ARTICLE II
                              MEMBERSHIP AND TERM
                              -------------------

     (a)  Membership. The Committee shall be comprised of at least three members
          ----------
of the Board, and the Committee's composition shall meet the following listing requirements of The Nasdaq Stock Market's National Market.

          1. Each member of the Committee must not have any relationship with the Company that may interfere with the exercise of the member's independence;

          2. Each member of the Committee must be financially literate/1/ or become financially literate within a reasonable period of time after appointment to the Committee; and

          3. At least one member of the Committee shall have expertise in accounting or financial reporting./2/


     (b)  Term; Removal.  The members of the Committee shall be appointed for a
          -------------
one year term by the Board at its annual meeting. Unless a chairman of the Committee is designated by the Board, the members of the Committee will elect a chairman by formal vote of the Committee's full membership. A member of the Committee may be removed from the Committee at any time at the discretion of the Board.

______________________
/1/ The term "financial literacy" means that a member of the audit committee must have the ability to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows or will become able to do so within a reasonable period of time after being appointed to an audit committee. The term "financial literacy" does not mean that a member must have a chief financial officer's or accounting practitioner's understanding of generally accepted accounting principles, consistently applied, as adopted in the United States of America by the Financial Accounting Standards Board ("GAAP").

/2/ The term "expertise in accounting or financial reporting" means that at least one member of the audit committee must have had some past employment experience in finance or accounting, a professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                                  ARTICLE III
                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
                   -----------------------------------------

     The Company's independent public accountants shall be accountable to the Board and the Committee, and the Board and Committee shall have ultimate authority to select, evaluate and replace the Company's independent public accountants.

                                  ARTICLE IV
                                   MEETINGS
                                   --------

     The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than four times a year. The Committee shall report to the Board at the first board meeting following each such Committee meeting. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                                   ARTICLE V
                               RESPONSIBILITIES
                               ----------------

     The following functions are the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this function as appropriate given the circumstances.

     1. Review and reassess (using assessment tools available through third parties or developed internally) the adequacy of this Committee and its Charter not less than annually and recommend any proposed changes to the Board for approval.

     2. In accordance with Article III, hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent public accountants or management.

     3. Review with management and the independent public accountants the audited financial statement to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), including major issues regarding accounting and auditing principles and practices and any related party transactions as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and review and consider with the independent public accountants the matters required to be discussed by Statement on Auditing Standards ("SAS") 61.

     4. Review of significant financial reporting issues and judgments made by management and independent public accountants in connection with the preparation of the Company's financial statements.

     5. Review with the independent public accountants the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS 61 prior to such filing.

     6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     7. Review major changes to the Company's auditing and accounting principles and practices as proposed by management and reviewed by the independent public accountants.

     8. Obtain from the independent public accountants their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient. After the completion of the audit, the Committee shall review with the independent public accountants any problems or difficulties the auditors may have encountered;

     9. Receive periodic reports from the independent public accountants regarding the independent public accountants' relationships between the independent public accountants and the Company consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the independent public accountants any such disclosed relationships and their impact on the auditor's independence. The Committee shall recommend that the Board take appropriate action to ensure the continuing objectivity and independence of the independent public accountants;

     10. Review the performance of the independent public accountants and recommend to the Board the appointment or termination of the independent public accountants and the selection of new independent public accountants. The Committee shall also review the fees to be paid to the independent public accountants;

     11. Recommend to the Board the proposed scope of services for the independent public accountants for each fiscal year, including a review of the independent public accountant's risk assessment process in establishing the scope of the examination, proposed fees, and the reports to be rendered;

     12. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     13. Review the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

     14. Prepare the report required by the rules of the Securities and Exchange Commission, regarding the Committee, to be included in the Company's annual proxy statement.

     15. Report through its Chairman to the Board following the meetings of the Committee.

     16. Maintain minutes or other records of meetings and activities of the Committee.

     17. Conduct or authorize investigation into any matters within the Committee's scope of responsibilities.

     18. Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the audit of the Company as the Committee may, in its discretion, determine to be advisable.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with the generally accepted accounting principles. This is the responsibility of management and the independent public accountants.

     The Committee recognizes that the Company's management is responsible for preparing the Company's financial statements, and the independent public accountants are responsible for auditing or reviewing those financial statements in compliance with applicable law. The Committee also recognizes that management of the Company and the independent public accountants have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out is oversight responsibility, the Committee will not provide any special assurances as to the Company's financial statements or any professional certification as to the independent public accountants' work. In addition, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent public accountants, or to assure compliance with laws and regulations.

Exhibit B
---------

                           ASTEA INTERNATIONAL INC.

                            2001 STOCK OPTION PLAN
                            ----------------------

     1.   Purpose.  This 2001 Stock Option Plan (the "Plan") is intended to
          -------
provide incentives: (a) to the officers and other employees of Astea International Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" ("ISO" or "ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred
to hereafter collectively as "Stock Rights."   A Person to whom Stock Rights are
granted under the Plan is referred to hereafter as a "Grantee. " As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

     2.   Administration of the Plan.
          ---------------------------

     A.   Board or Committee Administration.  The Plan shall be administered by
          ---------------------------------
   the Board of Directors of the Company (the "Board") or, subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the "Committee"). If the Company has a class of securities required to be registered under Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") any Committee appointed by the Board shall consist of no less than two members of the Board, and each member of the Committee shall qualify as a "Non-Employee Director" as defined in Rule 16b-3(b)(3)(i) promulgated under the Exchange Act (or any successor provision). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the exercise price per share subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final and binding upon all parties. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. Members of the Committee will serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     B.   Committee Action.  The Committee may select one of its members as its
          ----------------
   chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     C.   Grant of Stock Rights to Board Members.  Stock Rights may be granted
          --------------------------------------
   to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who either
   (i) are eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

     D.   Performance-Based Compensation.  The Board, in its discretion, may
          ------------------------------
   take such action as may be necessary to ensure that Stock Rights granted under the Plan qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Such action may include, in the Board's discretion, some or all of the following (i) if the Board determines that Stock Rights granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Stock Rights to constitute Performance-Based Compensation, by a Committee consisting solely of two or more "outside directors" (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance-Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Stock Rights granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right to constitute Performance-Based Compensation.

     3.   Eligible Employees and Others.  ISOs may be granted only to employees
          -----------------------------
of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

     4.   Stock.  The stock subject to Options, Awards and Purchases shall be
          -----
authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 1,400,000 shares, subject to adjustment as provided in
paragraph 13.   Those shares may be subject to Options, Awards, Purchases or any combination of Stock Rights. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares subject to such Options shall again be available for grants of Stock Rights under the Plan. The maximum number of shares that may be subject to Stock Rights granted to any one employee of the Company or any Related Corporation during a calendar year is 500,000.

     5.   Granting of Stock Rights.  Stock Rights may be granted under the Plan
          ------------------------
at any time on or after May 11, 2001 and prior to May 11, 2011. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.


6.   Minimum Option Price; ISO Limitations.
     -------------------------------------

     A.   Price for Non-Qualified Options, Awards, and Purchases.  Subject to
          ------------------------------------------------------
   paragraph 2(D) (relating to compliance with Section 162(m) of the Code), the exercise price per share specified in the agreement relating to each Non-Qualified Option granted and the purchase price per share of stock granted in any Award or authorized as a Purchase under the Plan may be less than the fair market value of the Common Stock of the Company on the date of grant; provided that in no event shall such exercise price or such purchase price be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

     B.   Price for ISOs.  The exercise price per share specified in the
          --------------
   agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

     C.   $100,000 Annual Limitation on ISO Vesting.  Each eligible employee may
          -----------------------------------------
   be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs to purchase more than $100,000 of Common Stock (determined at the time the ISOs were granted) do not become exercisable for the first time by such employee during any calendar year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

     D.   Determination of Fair Market Value.  If, at the time an Option is
          ----------------------------------
   granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or
   (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7.   Option Duration.  Subject to earlier termination as provided in
          ---------------
paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under subparagraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     8.   Exercise of Option.  Subject to the provisions of paragraphs 9 through
          ------------------
12, each Option granted under the Plan shall be exercisable as follows:

     A.   Full Vesting or Partial Vesting.  The Option shall either be fully
          -------------------------------
   exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify in the agreement relating to the Option.

     B.   Full Vesting of Installments.  Once an installment becomes exercisable
          ----------------------------
   it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee in the agreement relating to the Option or as otherwise provided in this Plan.

     C.   Partial Exercise.  Each Option or installment may be exercised at any
          ----------------
   time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

     D.   Acceleration of Vesting.  The Committee shall have the right to
          -----------------------
   accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

          In anticipation of and contingent upon an Acquisition (as defined below), all outstanding Options shall become immediately vested and exercisable with respect to one-half of the shares subject to the Option that were not otherwise vested and exercisable as of the date of such Acquisition (the "Unvested Shares"). Unless otherwise provided in the agreement relating to a particular Option, the remaining Unvested Shares subject to any Option outstanding as of the date of the Acquisition will become vested and exercisable on the earliest to occur of (i) the date on which the Option would otherwise have become vested and exercisable with respect to the Unvested Shares, (ii) the first anniversary of the Acquisition, provided the Grantee holding the Option remains continuously employed or engaged by the Company or a Related Corporation (or the successor of either) through that anniversary, and (iii) the date, within the twelve (12) month period following the Acquisition, on which the Grantee's employment or other service is terminated without Cause by the Company or a Related Corporation (or the successor of either); provided that in no event shall the offer to a Grantee of a new position within the Company or a Related Corporation (or the successor of either) be considered a termination of employment or other service by the Company or a Related Corporation (or the successor of either) for purposes of this paragraph 8 so long as the offered position is substantially similar to the position held by the Grantee immediately prior to the Acquisition as determined by the Board of Directors in its sole discretion. For purposes of the Plan, an "Acquisition" shall mean any merger, consolidation, sale of all (or substantially all) of the assets of the Company, or other business combination involving the sale or transfer of all (or substantially all) of the capital stock or assets of the Company, in which the Company is not the surviving entity, or, if it is the surviving entity, does not survive as an operating going concern in substantially the same line of business; provided, however, that the term "Acquisition" shall
                          -----------------
   not include any reincorporation of the Company in a different state pursuant to a migratory merger.

     9.   Termination.  Unless otherwise provided by the Committee in the
          -----------
agreement relating to an Option, if a Grantee ceases to be employed, or engaged as a consultant or director, by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his Options shall become exercisable, and his Options shall terminate on the earlier of (a) three months after the date of termination of his employment or engagement, or (b) their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Grantee's right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan. Options granted under the Plan shall not be affected by any change of employment (or, except with respect to ISOs, engagement) within or among the Company and Related Corporations, so long as the Grantee continues to be an employee, director or consultant of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any Grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10.  Death; Disability.
          -----------------

     A.   Death.  Unless otherwise provided by the Committee in the agreement
          -----
   relating to an Option, if a Grantee ceases to be employed, or engaged as a consultant or director, by the Company and all Related Corporations by reason of his or her death, any Option owned by such Grantee may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of his or her death, by the estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of (i) the specified expiration date of the Option or (ii) 180 days from the date of the Grantee's death. Unless otherwise provided in the agreement relating to an Option, the Option shall terminate upon the Grantee's death to the extent the Option was not exercisable at the time of death.

     B.   Disability.  Unless otherwise provided by the Committee in the
          ----------
   agreement relating to an Option, if a Grantee ceases to be employed or engaged as a consultant or director by the Company and all Related Corporations by reason of his or her disability, such Grantee, or his personal representative if applicable, shall have the right to exercise any Option held by him or her on the date of termination of employment or other service, to the extent of the number of shares with respect to which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the Option or (ii) 180 days from the date of the termination of the Grantee's employment or other service. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute. Unless otherwise provided in the agreement relating to an Option, the Option shall terminate upon the termination of the Grantee's employment or other service by reason of disability to the extent the Option was not exercisable at the time of such termination.

     11.  Assignability.  Except to the extent permitted by Rule 16b-3, no Non-
          -------------
Qualified Option shall be assignable or transferable by the Grantee except (a) subject to procedures adopted by the Committee, to members of Grantee's immediate family or (b) by will or by the laws of descent and distribution or
(c) pursuant to a valid domestic relations order. No ISO shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of the Grantee each Option shall be exercisable only by him, or by his personal representative as provided in subparagraph 10(B).

     12.  Terms and Conditions of Options.  Options shall be evidenced by
          -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13.  Adjustments.  Upon the occurrence of any of the following events, a
          -----------
Grantee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Grantee and the Company relating to such Option:

     A.   Stock Dividends and Stock Splits.  If the shares of Common Stock shall
          --------------------------------
   be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     B.   Recapitalization or Reorganization.  In the event of a
          ----------------------------------
   recapitalization or reorganization of the Company (other than a transaction described in subparagraph 8(D) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Grantee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received upon such recapitalization or reogranization if he had exercised his Option prior to such recapitalization or reorganization.

     C.   Modification of ISOs.  Notwithstanding the foregoing, any adjustments
          --------------------
   made pursuant to subparagraphs A or B above with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

     D.   Dissolution or Liquidation.  In the event of the proposed dissolution
          --------------------------
   or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     E.   Issuances of Securities.  Except as expressly provided herein, no
          -----------------------
   issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     F.   Fractional Shares.  No fractional shares shall be issued under the
          -----------------
   Plan and the Grantee shall receive from the Company cash in lieu of such fractional shares.

     G.   Adjustments.  Upon the happening of any of the foregoing events
          -----------
   described in subparagraphs A or B above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

     H.   Restrictions. If any person or entity owning restricted Common Stock
          ------------
   obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A or B above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

     14.  Means of Exercising Stock Rights.  A Stock Right (or any part or
          --------------------------------
installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of , and subject to procedures or restrictions imposed by, the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the Grantee's personal recourse note bearing interest payable not less frequently than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15.  Term and Amendment of Plan.  This Plan was adopted by the Board as of
          --------------------------
May 11, 2001, subject (with respect to the validation of Options granted under the Plan) to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained by May 11, 2002, any grants of ISOs under the Plan made prior to that date will be automatically converted into grants of Non-Qualified Options. The Plan shall expire at the end of the day on May 11, 2011 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that (i) the Board may not amend the Plan, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing the amendment, to increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 13) or to change the provisions of paragraph 3 regarding eligibility for Options; (ii) the provisions of subparagraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (iii) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a Grantee, without his consent, under any Stock Right previously granted to him.

     16.  Conversion of ISOs into Non-Qualified Options; Termination of ISOs.
          ------------------------------------------------------------------
Subject to subparagraph 13(C), without the prior written consent of the holder of an ISO, the Committee shall not alter the terms of such ISO (including the means of exercising such ISO) if such alteration would constitute a modification (within the meaning of Section 424(h)(3) of the Code). The Committee, at the written request or with the written consent of any Grantee, may in its discretion take such actions as may be necessary to convert such Grantee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Grantee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the Grantee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Grantee the right to have such Grantee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. Upon the taking of any such action, the Company shall issue separate certificates to the Grantee with respect to the Options that are Non-Qualified Options and Options that are ISOs.

     17.  Application Of Funds.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     18.  Conditions On Issuance of Shares.
          --------------------------------

          A.   Governmental Regulation.  The Company's obligation to sell and
               -----------------------
deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority deemed by the Company's counsel to be necessary for the lawful authorization, issuance or sale of such shares.

          B.   Legal Compliance. Shares shall not be issued pursuant to the
               ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the applicable requirements of any securities exchange, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company may postpone the issuance and delivery of the certificate(s) representing the Shares for which an Option has been exercised for such period as may be required by the Company to comply with any applicable listing requirement of any securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

          C.   Representations and Warranties.  As a condition to the exercise
               ------------------------------
of an Option, the person exercising such Option may be required to execute an agreement with and/or make any representation and/or warranty to the Company as may be, in the judgment of counsel to the Company, necessary or appropriate under applicable laws or regulations. Such representations and warranties may include, but not be limited to, a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

     19.  Withholding of Additional Income Taxes.  Upon the exercise of a
          --------------------------------------
Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20), the making of a distribution or other payment with respect to such stock or securities, or the vesting or transfer of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company may, in accordance with applicable law, withhold from any property, compensation or other amounts payable to the Grantee any income and/or employment taxes in respect of amounts that constitute compensation includible in gross income, or otherwise treated by federal, state or other applicable law as wages for withholding for income or employment tax purposes. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting or transferability of restricted Common Stock acquired by exercising a Stock Right, on the Grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the Grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Company, by the Grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of Option shares having an aggregate fair market value equal to the amount of such withholding taxes. The use of any method of payment other than by cash or check in some cases may require or cause additional withholding obligations.

     20.  Notice to Company of Disqualifying Disposition.  By accepting an ISO
          ----------------------------------------------
granted under the Plan, each ISO Grantee thereby agrees to notify the Company in writing immediately after such Grantee makes a Disqualifying Disposition (as described in Section 421, 422, and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. Generally, a Disqualifying Disposition is any disposition (including any sale) of such Common Stock occurring on or before the later of the date (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO.

     21.  No Exercise of Option if Engagement or Employment Terminated for
          ----------------------------------------------------------------
Cause.  Unless otherwise provided in the agreement relating to an Option or
-----
Award, if the employment (or other service to the Company) of a Grantee is terminated for "Cause," all Options and Awards held by such Grantee shall be forfeited and shall terminate on the date of such termination, and no Option held by the Grantee shall thereupon be exercisable to any extent whatsoever. "Cause" is conduct, as determined by the Board of Directors, involving one or more of the following: (i) gross misconduct by the Grantee which is materially injurious to the Company; or (ii) the commission by the Grantee of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in material economic loss, damage or injury to the Company; or (iii) the unauthorized disclosure by the Grantee of any trade secret or confidential information of the Company or any third party who has a business relationship with the Company or the violation by the Grantee of any noncompetition covenant or assignment of inventions obligation with the Company; or (iv) the commission by the Grantee of an act which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (v) the conviction of the Grantee of a felony involving any financial impropriety or which would materially interfere with the Grantee's ability to perform his or her services or otherwise be injurious to the Company; or (vi) the failure of the Grantee to perform in a material respect his or her employment, or engagement, obligations without proper cause; or (v) such other conditions as determined by the Committee and stated in the instrument evidencing an Option or other Stock Right. In making such determination, the Board of Directors shall act fairly and in utmost good faith. For the purposes of this paragraph 21, termination of employment (or other service) shall be deemed to occur when the Grantee receives notice that his employment (or other service) is terminated, and "Company" means the Company and all Related Corporations.

     22.  Governing Law; Construction.  The validity and construction of the
          ---------------------------
Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                            ASTEA INTERNATIONAL INC.
                    Proxy for Annual Meeting of Stockholders
                                August 10, 2001
                      Solicited by the Board of Directors
  The undersigned stockholder of Astea International Inc., a Delaware corporation (the "Corporation"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated July 5, 2001 and hereby appoints Zack B. Bergreen and Fredric Etskovitz as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at the offices of the Company at 455 Business Center Drive, Horsham, Pennsylvania 19044, on August 10, 2001 at 10:00 a.m. local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, and in their discretion upon any other business that may properly come before the meeting or any adjournment or adjournments thereof:
1. To elect four (4) Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

   [_]FOR all nominees listed below    [_]WITHHOLD
      (except as indicated below)

  If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.

  Nominees: Zack B. Bergreen, Barry M. Goldsmith, Adrian A. Peters, and
            Isidore Sobkowski

2. To approve the 2001 Stock Option Plan.

   [_]FOR          [_]AGAINST     [_]ABSTAIN

3. To ratify the selection of the firm of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2001.

   [_]FOR          [_]AGAINST     [_]ABSTAIN

4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                      CONTINUED AND TO BE SIGNED ON REVERSE SIDE

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE 2001 STOCK OPTION PLAN, FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

  STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY.

                                    Dated: ______________________________, 2001

                                    ___________________________________________
                                                     (Signature)

                                    ___________________________________________
                                                     (Signature)

                                    (This Proxy should be marked, dated and
                                    signed by the stockholder(s) exactly as
                                    his or her name appears hereon, and
                                    returned promptly in the enclosed
                                    envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)